Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2011
Restrictions on Cash and Due from Banks [Abstract]
Restrictions on Cash and Due from Banks
Note 2.	Restrictions on Cash and Due from Banks

The Bank is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank, based on a percentage of deposits.  Those reserve balances totaled approximately $25,000 and $5,942,000 at December 31, 2011 and 2010, respectively.